Exhibit 99.2

4Q22 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2022, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Dec 31, 2022 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Selected Income Statement Data
Total revenue	$19,660	19,505	17,028	17,592	20,856	1%	(6)	$73,785	78,492	(6)%
Noninterest expense	16,202	14,327	12,883	13,870	13,198	13	23	57,282	53,831	6
Pre-tax pre-provision profit (PTPP) (1)	3,458	5,178	4,145	3,722	7,658	(33)	(55)	16,503	24,661	(33)
Provision for credit losses	957	784	580	(787)	(452)	22	312	1,534	(4,155)	NM
Wells Fargo net income	2,864	3,528	3,119	3,671	5,750	(19)	(50)	13,182	21,548	(39)
Wells Fargo net income applicable to common stock	2,585	3,250	2,839	3,393	5,470	(20)	(53)	12,067	20,256	(40)

Common Share Data
Diluted earnings per common share	0.67	0.85	0.74	0.88	1.38	(21)	(51)	3.14	4.95	(37)
Dividends declared per common share	0.30	0.30	0.25	0.25	0.20	—	50	1.10	0.60	83
Common shares outstanding	3,833.8	3,795.4	3,793.0	3,789.9	3,885.8	1	(1)
Average common shares outstanding	3,799.9	3,796.5	3,793.8	3,831.1	3,927.6	—	(3)	3,805.2	4,061.9	(6)
Diluted average common shares outstanding	3,832.7	3,825.1	3,819.6	3,868.9	3,964.7	—	(3)	3,837.0	4,096.2	(6)
Book value per common share (2)	$41.89	41.34	41.72	42.21	43.32	1	(3)
Tangible book value per common share (2)(3)	34.89	34.27	34.66	35.13	36.35	2	(4)

Selected Equity Data (period-end)
Total equity	181,875	178,409	179,793	181,689	190,110	2	(4)
Common stockholders' equity	160,614	156,914	158,256	159,968	168,331	2	(5)
Tangible common equity (3)	133,752	130,082	131,460	133,144	141,254	3	(5)

Performance Ratios
Return on average assets (ROA) (4)	0.61%	0.74	0.66	0.78	1.17			0.70%	1.11
Return on average equity (ROE) (5)	6.4	8.0	7.1	8.4	12.8			7.5	12.0
Return on average tangible common equity (ROTCE) (3)	7.6	9.6	8.6	10.0	15.3			9.0	14.3
Efficiency ratio (6)	82	73	76	79	63			78	69
Net interest margin on a taxable-equivalent basis	3.14	2.83	2.39	2.16	2.11			2.63	2.05
Average deposit cost	0.46	0.14	0.04	0.03	0.02			0.16	0.03
NM – Not meaningful
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(3)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(4)Represents Wells Fargo net income divided by average assets.
(5)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(6)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Selected Balance Sheet Data (average)
Loans	$948,517	945,465	926,567	898,005	875,036	—%	8	$929,820	864,288	8%
Assets	1,875,217	1,880,690	1,902,571	1,919,392	1,943,430	—	(4)	1,894,309	1,941,905	(2)
Deposits	1,380,459	1,407,851	1,445,793	1,464,072	1,470,027	(2)	(6)	1,424,269	1,437,812	(1)

Selected Balance Sheet Data (period-end)
Debt securities	496,808	502,035	516,772	535,916	537,531	(1)	(8)
Loans	955,871	945,906	943,734	911,807	895,394	1	7
Allowance for credit losses for loans	13,609	13,225	12,884	12,681	13,788	3	(1)
Equity securities	64,414	59,560	61,774	70,755	72,886	8	(12)
Assets	1,881,016	1,877,745	1,881,142	1,939,709	1,948,068	—	(3)
Deposits	1,383,985	1,398,151	1,425,153	1,481,354	1,482,479	(1)	(7)

Headcount (#) (period-end)	238,698	239,209	243,674	246,577	249,435	—	(4)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.6%	10.3	10.4	10.5	11.4
Tier 1 capital	12.1	11.9	11.9	12.0	12.9
Total capital	14.8	14.6	14.6	14.7	15.8
Risk-weighted assets (RWAs) (in billions)	$1,259.7	1,255.6	1,253.6	1,265.5	1,239.0	—	2

Advanced Approach:
Common Equity Tier 1 (CET1)	12.0%	11.8	11.6	11.8	12.6
Tier 1 capital	13.7	13.5	13.3	13.5	14.3
Total capital	15.9	15.7	15.6	15.9	16.7
Risk-weighted assets (RWAs) (in billions)	$1,112.2	1,104.1	1,121.6	1,119.5	1,116.1	1	—

Tier 1 leverage ratio	8.3%	8.0	8.0	8.0	8.3
Supplementary Leverage Ratio (SLR)	6.9	6.7	6.6	6.6	6.9
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.3	23.0	22.7	22.3	23.0
Liquidity Coverage Ratio (LCR) (4)	122	123	121	119	118
(1)Ratios and metrics for December 31, 2022, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Dec 31, 2022 % Change from		Year ended
(in millions, except per share amounts)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Interest income	$17,793	14,494	11,556	10,181	10,121	23%	76	$54,024	39,694	36%
Interest expense	4,360	2,396	1,358	960	859	82	408	9,074	3,915	132
Net interest income	13,433	12,098	10,198	9,221	9,262	11	45	44,950	35,779	26
Noninterest income
Deposit-related fees	1,178	1,289	1,376	1,473	1,462	(9)	(19)	5,316	5,475	(3)
Lending-related fees	344	358	353	342	357	(4)	(4)	1,397	1,445	(3)
Investment advisory and other asset-based fees	2,049	2,111	2,346	2,498	2,579	(3)	(21)	9,004	11,011	(18)
Commissions and brokerage services fees	601	562	542	537	558	7	8	2,242	2,299	(2)
Investment banking fees	331	375	286	447	669	(12)	(51)	1,439	2,354	(39)
Card fees	1,095	1,119	1,112	1,029	1,071	(2)	2	4,355	4,175	4
Mortgage banking	79	324	287	693	1,035	(76)	(92)	1,383	4,956	(72)
Net gains (losses) from trading activities	552	900	446	218	(177)	(39)	412	2,116	284	645
Net gains from debt securities	—	6	143	2	119	(100)	(100)	151	553	(73)
Net gains (losses) from equity securities	(733)	(34)	(615)	576	2,470	NM	NM	(806)	6,427	NM
Lease income	287	322	333	327	46	(11)	524	1,269	996	27
Other	444	75	221	229	1,405	492	(68)	969	2,738	(65)
Total noninterest income	6,227	7,407	6,830	8,371	11,594	(16)	(46)	28,835	42,713	(32)
Total revenue	19,660	19,505	17,028	17,592	20,856	1	(6)	73,785	78,492	(6)
Provision for credit losses	957	784	580	(787)	(452)	22	312	1,534	(4,155)	137
Noninterest expense
Personnel	8,415	8,212	8,442	9,271	8,475	2	(1)	34,340	35,541	(3)
Technology, telecommunications and equipment	902	798	799	876	827	13	9	3,375	3,227	5
Occupancy	722	732	705	722	725	(1)	—	2,881	2,968	(3)
Operating losses	3,517	2,218	576	673	512	59	587	6,984	1,568	345
Professional and outside services	1,357	1,235	1,310	1,286	1,468	10	(8)	5,188	5,723	(9)
Leases (1)	191	186	185	188	195	3	(2)	750	867	(13)
Advertising and promotion	178	126	102	99	225	41	(21)	505	600	(16)
Restructuring charges	—	—	—	5	66	NM	(100)	5	76	(93)
Other	920	820	764	750	705	12	30	3,254	3,261	—
Total noninterest expense	16,202	14,327	12,883	13,870	13,198	13	23	57,282	53,831	6
Income before income tax expense	2,501	4,394	3,565	4,509	8,110	(43)	(69)	14,969	28,816	(48)
Income tax expense (benefit)	(127)	894	613	707	1,711	NM	NM	2,087	5,578	(63)
Net income before noncontrolling interests	2,628	3,500	2,952	3,802	6,399	(25)	(59)	12,882	23,238	(45)
Less: Net income (loss) from noncontrolling interests	(236)	(28)	(167)	131	649	NM	NM	(300)	1,690	NM
Wells Fargo net income	$2,864	3,528	3,119	3,671	5,750	(19)%	(50)	$13,182	21,548	(39)%
Less: Preferred stock dividends and other	279	278	280	278	280	—	—	1,115	1,292	(14)
Wells Fargo net income applicable to common stock	$2,585	3,250	2,839	3,393	5,470	(20)%	(53)	$12,067	20,256	(40)%
Per share information
Earnings per common share	$0.68	0.86	0.75	0.89	1.39	(21)%	(51)	$3.17	4.99	(36)%
Diluted earnings per common share	0.67	0.85	0.74	0.88	1.38	(21)	(51)	3.14	4.95	(37)
NM – Not meaningful
(1)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Dec 31, 2022 % Change from
(in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021
Assets
Cash and due from banks	$34,596	27,634	29,716	27,454	24,616	25%	41
Interest-earning deposits with banks	124,561	137,821	125,424	174,441	209,614	(10)	(41)
Total cash, cash equivalents, and restricted cash	159,157	165,455	155,140	201,895	234,230	(4)	(32)
Federal funds sold and securities purchased under resale agreements	68,036	55,840	55,546	67,764	66,223	22	3
Debt securities:
Trading, at fair value	86,155	85,766	89,157	86,672	88,265	—	(2)
Available-for-sale, at fair value	113,594	115,835	125,832	168,436	177,244	(2)	(36)
Held-to-maturity, at amortized cost	297,059	300,434	301,783	280,808	272,022	(1)	9
Loans held for sale	7,104	9,434	9,674	19,824	23,617	(25)	(70)
Loans	955,871	945,906	943,734	911,807	895,394	1	7
Allowance for loan losses	(12,985)	(12,571)	(11,786)	(11,504)	(12,490)	(3)	(4)
Net loans	942,886	933,335	931,948	900,303	882,904	1	7
Mortgage servicing rights	10,480	11,027	10,386	9,753	8,189	(5)	28
Premises and equipment, net	8,350	8,493	8,444	8,473	8,571	(2)	(3)
Goodwill	25,173	25,172	25,178	25,181	25,180	—	—
Derivative assets	22,774	29,253	24,896	27,365	21,478	(22)	6
Equity securities	64,414	59,560	61,774	70,755	72,886	8	(12)
Other assets	75,834	78,141	81,384	72,480	67,259	(3)	13
Total assets	$1,881,016	1,877,745	1,881,142	1,939,709	1,948,068	—	(3)
Liabilities
Noninterest-bearing deposits	$458,010	494,594	515,437	529,957	527,748	(7)	(13)
Interest-bearing deposits	925,975	903,557	909,716	951,397	954,731	2	(3)
Total deposits	1,383,985	1,398,151	1,425,153	1,481,354	1,482,479	(1)	(7)
Short-term borrowings	51,145	48,382	37,075	33,601	34,409	6	49
Derivative liabilities	20,085	23,400	17,168	15,499	9,424	(14)	113
Accrued expenses and other liabilities	69,056	72,991	71,662	74,229	70,957	(5)	(3)
Long-term debt	174,870	156,412	150,291	153,337	160,689	12	9
Total liabilities	1,699,141	1,699,336	1,701,349	1,758,020	1,757,958	—	(3)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	19,448	20,057	20,057	20,057	20,057	(3)	(3)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,319	60,216	60,024	59,899	60,196	—	—
Retained earnings	187,649	186,551	184,475	182,623	180,322	1	4
Accumulated other comprehensive income (loss)	(13,381)	(14,344)	(10,608)	(6,767)	(1,702)	7	NM
Treasury stock (1)	(82,853)	(84,781)	(84,906)	(85,059)	(79,757)	2	(4)
Unearned ESOP shares	(429)	(646)	(646)	(646)	(646)	34	34
Total Wells Fargo stockholders’ equity	179,889	176,189	177,532	179,243	187,606	2	(4)
Noncontrolling interests	1,986	2,220	2,261	2,446	2,504	(11)	(21)
Total equity	181,875	178,409	179,793	181,689	190,110	2	(4)
Total liabilities and equity	$1,881,016	1,877,745	1,881,142	1,939,709	1,948,068	—	(3)
NM – Not meaningful
(1)Number of shares of treasury stock were 1,648,007,022, 1,686,372,007, 1,688,846,993, 1,691,916,667, and 1,596,009,977 at December 31, September 30, June 30, and March 31, 2022, and December 31, 2021, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Dec 31, 2022 % Change from		Year ended		% Change
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Average Balances

Assets
Interest-earning deposits with banks	$127,854	130,761	146,271	179,051	216,061	(2)%	(41)	$145,802	236,281	(38)%
Federal funds sold and securities purchased under resale agreements	65,860	57,432	60,450	64,845	65,388	15	1	62,137	69,720	(11)
Trading debt securities	94,465	91,618	89,258	90,677	92,597	3	2	91,515	88,282	4
Available-for-sale debt securities	122,271	127,821	147,138	169,048	178,770	(4)	(32)	141,404	189,237	(25)
Held-to-maturity debt securities	303,391	305,063	298,101	279,245	264,695	(1)	15	296,540	245,304	21
Loans held for sale	9,932	11,458	14,828	19,513	24,149	(13)	(59)	13,900	27,554	(50)
Loans	948,517	945,465	926,567	898,005	875,036	—	8	929,820	864,288	8
Equity securities	28,587	29,722	30,770	33,282	35,711	(4)	(20)	30,575	31,946	(4)
Other	11,932	13,577	16,085	11,498	11,514	(12)	4	13,275	10,052	32
Total interest-earning assets	1,712,809	1,712,917	1,729,468	1,745,164	1,763,921	—	(3)	1,724,968	1,762,664	(2)
Total noninterest-earning assets	162,408	167,773	173,103	174,228	179,509	(3)	(10)	169,341	179,241	(6)
Total assets	$1,875,217	1,880,690	1,902,571	1,919,392	1,943,430	—	(4)	$1,894,309	1,941,905	(2)
Liabilities
Interest-bearing deposits	$902,564	902,219	924,526	945,335	938,682	—	(4)	$918,499	938,168	(2)
Short-term borrowings	51,246	39,447	35,591	32,758	37,845	30	35	39,810	47,265	(16)
Long-term debt	166,796	158,984	151,230	153,803	161,335	5	3	157,742	178,742	(12)
Other liabilities	33,559	36,217	35,583	31,092	28,245	(7)	19	34,126	28,809	18
Total interest-bearing liabilities	1,154,165	1,136,867	1,146,930	1,162,988	1,166,107	2	(1)	1,150,177	1,192,984	(4)
Noninterest-bearing demand deposits	477,895	505,632	521,267	518,737	531,345	(5)	(10)	505,770	499,644	1
Other noninterest-bearing liabilities	60,608	55,154	53,358	51,330	55,234	10	10	55,138	58,058	(5)
Total liabilities	1,692,668	1,697,653	1,721,555	1,733,055	1,752,686	—	(3)	1,711,085	1,750,686	(2)
Total equity	182,549	183,037	181,016	186,337	190,744	—	(4)	183,224	191,219	(4)
Total liabilities and equity	$1,875,217	1,880,690	1,902,571	1,919,392	1,943,430	—	(4)	$1,894,309	1,941,905	(2)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	3.50%	2.12	0.88	0.22	0.16			1.54%	0.13
Federal funds sold and securities purchased under resale agreements	3.29	1.73	0.47	(0.05)	(0.01)			1.38	0.02
Trading debt securities	3.17	2.75	2.50	2.44	2.39			2.72	2.39
Available-for-sale debt securities	3.10	2.47	1.91	1.72	1.55			2.24	1.55
Held-to-maturity debt securities	2.45	2.23	2.06	1.98	1.86			2.19	1.87
Loans held for sale	5.11	4.18	3.41	2.86	2.79			3.69	3.14
Loans	5.13	4.28	3.52	3.25	3.32			4.06	3.32
Equity securities	2.63	2.09	2.51	2.05	2.16			2.31	1.91
Other	3.57	1.97	0.65	0.12	0.09			1.54	0.06
Total interest-earning assets	4.16	3.39	2.70	2.38	2.31			3.16	2.28
Interest-bearing liabilities
Interest-bearing deposits	0.70	0.23	0.07	0.04	0.04			0.26	0.04
Short-term borrowings	3.15	1.59	0.34	(0.17)	(0.14)			1.46	(0.09)
Long-term debt	5.22	3.90	2.67	1.98	1.71			3.49	1.78
Other liabilities	2.09	1.89	1.78	1.68	1.38			1.87	1.37
Total interest-bearing liabilities	1.50	0.84	0.47	0.33	0.29			0.79	0.33

Interest rate spread on a taxable-equivalent basis (2)	2.66	2.55	2.23	2.05	2.02			2.37	1.95
Net interest margin on a taxable-equivalent basis (2)	3.14	2.83	2.39	2.16	2.11			2.63	2.05
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $116 million, $105 million, $108 million, $107 million, and $106 million for the quarters ended December 31, September 30, June 30, and March 31, 2022, and December 31, 2021, respectively, and $436 million and $427 million for the years ended December 31, 2022 and 2021, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended December 31, 2022
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,574	2,357	2,416	1,124	78	(116)	13,433
Noninterest income	1,889	792	1,723	2,571	(367)	(381)	6,227
Total revenue	9,463	3,149	4,139	3,695	(289)	(497)	19,660
Provision for credit losses	936	(43)	41	11	12	—	957
Noninterest expense	7,088	1,523	1,837	2,731	3,023	—	16,202
Income (loss) before income tax expense (benefit)	1,439	1,669	2,261	953	(3,324)	(497)	2,501
Income tax expense (benefit)	362	428	569	238	(1,227)	(497)	(127)
Net income (loss) before noncontrolling interests	1,077	1,241	1,692	715	(2,097)	—	2,628
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(239)	—	(236)
Net income (loss)	$1,077	1,238	1,692	715	(1,858)	—	2,864

					Quarter ended September 30, 2022
Net interest income	$7,102	1,991	2,270	1,088	(248)	(105)	12,098
Noninterest income	2,175	961	1,790	2,577	284	(380)	7,407
Total revenue	9,277	2,952	4,060	3,665	36	(485)	19,505
Provision for credit losses	917	(168)	32	8	(5)	—	784
Noninterest expense	6,758	1,526	1,900	2,796	1,347	—	14,327
Income (loss) before income tax expense (benefit)	1,602	1,594	2,128	861	(1,306)	(485)	4,394
Income tax expense (benefit)	401	409	536	222	(189)	(485)	894
Net income (loss) before noncontrolling interests	1,201	1,185	1,592	639	(1,117)	—	3,500
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(31)	—	(28)
Net income (loss)	$1,201	1,182	1,592	639	(1,086)	—	3,528

					Quarter ended December 31, 2021
Net interest income	$5,867	1,273	1,982	666	(420)	(106)	9,262
Noninterest income	2,866	1,011	1,530	2,982	3,540	(335)	11,594
Total revenue	8,733	2,284	3,512	3,648	3,120	(441)	20,856
Provision for credit losses	126	(384)	(194)	(3)	3	—	(452)
Noninterest expense	6,126	1,393	1,765	2,898	1,016	—	13,198
Income (loss) before income tax expense (benefit)	2,481	1,275	1,941	753	2,101	(441)	8,110
Income tax expense (benefit)	619	318	488	189	538	(441)	1,711
Net income before noncontrolling interests	1,862	957	1,453	564	1,563	—	6,399
Less: Net income (loss) from noncontrolling interests	—	3	(1)	—	647	—	649
Net income	$1,862	954	1,454	564	916	—	5,750
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Year ended December 31, 2022
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$27,044	7,289	8,733	3,927	(1,607)	(436)	44,950
Noninterest income	8,766	3,631	6,509	10,895	609	(1,575)	28,835
Total revenue	35,810	10,920	15,242	14,822	(998)	(2,011)	73,785
Provision for credit losses	2,276	(534)	(185)	(25)	2	—	1,534
Noninterest expense	26,277	6,058	7,560	11,613	5,774	—	57,282
Income (loss) before income tax expense (benefit)	7,257	5,396	7,867	3,234	(6,774)	(2,011)	14,969
Income tax expense (benefit)	1,816	1,366	1,989	812	(1,885)	(2,011)	2,087
Net income (loss) before noncontrolling interests	5,441	4,030	5,878	2,422	(4,889)	—	12,882
Less: Net income (loss) from noncontrolling interests	—	12	—	—	(312)	—	(300)
Net income (loss)	$5,441	4,018	5,878	2,422	(4,577)	—	13,182

					Year ended December 31, 2021
Net interest income	$22,807	4,960	7,410	2,570	(1,541)	(427)	35,779
Noninterest income	12,070	3,589	6,429	11,776	10,036	(1,187)	42,713
Total revenue	34,877	8,549	13,839	14,346	8,495	(1,614)	78,492
Provision for credit losses	(1,178)	(1,500)	(1,439)	(95)	57	—	(4,155)
Noninterest expense	24,648	5,862	7,200	11,734	4,387	—	53,831
Income (loss) before income tax expense (benefit)	11,407	4,187	8,078	2,707	4,051	(1,614)	28,816
Income tax expense (benefit)	2,852	1,045	2,019	680	596	(1,614)	5,578
Net income before noncontrolling interests	8,555	3,142	6,059	2,027	3,455	—	23,238
Less: Net income (loss) from noncontrolling interests	—	8	(3)	—	1,685	—	1,690
Net income	$8,555	3,134	6,062	2,027	1,770	—	21,548
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Income Statement
Net interest income	$7,574	7,102	6,372	5,996	5,867	7%	29	$27,044	22,807	19%
Noninterest income:
Deposit-related fees	696	773	779	845	853	(10)	(18)	3,093	3,045	2
Card fees	1,025	1,043	1,038	961	1,007	(2)	2	4,067	3,930	3
Mortgage banking	23	212	211	654	905	(89)	(97)	1,100	4,490	(76)
Other	145	147	107	107	101	(1)	44	506	605	(16)
Total noninterest income	1,889	2,175	2,135	2,567	2,866	(13)	(34)	8,766	12,070	(27)
Total revenue	9,463	9,277	8,507	8,563	8,733	2	8	35,810	34,877	3
Net charge-offs	525	435	358	375	408	21	29	1,693	1,439	18
Change in the allowance for credit losses	411	482	255	(565)	(282)	(15)	246	583	(2,617)	122
Provision for credit losses	936	917	613	(190)	126	2	643	2,276	(1,178)	293
Noninterest expense	7,088	6,758	6,036	6,395	6,126	5	16	26,277	24,648	7
Income before income tax expense	1,439	1,602	1,858	2,358	2,481	(10)	(42)	7,257	11,407	(36)
Income tax expense	362	401	465	588	619	(10)	(42)	1,816	2,852	(36)
Net income	$1,077	1,201	1,393	1,770	1,862	(10)	(42)	$5,441	8,555	(36)
Revenue by Line of Business
Consumer and Small Business Banking	$6,608	6,232	5,510	5,071	4,872	6	36	$23,421	18,958	24
Consumer Lending:
Home Lending	786	973	972	1,490	1,843	(19)	(57)	4,221	8,154	(48)
Credit Card	1,353	1,349	1,304	1,265	1,271	—	6	5,271	4,928	7
Auto	413	423	436	444	470	(2)	(12)	1,716	1,733	(1)
Personal Lending	303	300	285	293	277	1	9	1,181	1,104	7
Total revenue	$9,463	9,277	8,507	8,563	8,733	2	8	$35,810	34,877	3
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer and Small Business Banking	$9,590	9,895	10,453	10,605	12,573	(3)	(24)	$10,132	16,625	(39)
Consumer Lending:
Home Lending	222,546	221,870	218,371	213,714	214,900	—	4	219,157	224,446	(2)
Credit Card	37,152	35,052	32,825	31,503	30,375	6	22	34,151	29,052	18
Auto	54,490	55,430	56,813	57,278	55,773	(2)	(2)	55,994	52,293	7
Personal Lending	14,219	13,397	12,397	11,955	11,787	6	21	12,999	11,469	13
Total loans	$337,997	335,644	330,859	325,055	325,408	1	4	$332,433	333,885	—
Total deposits	864,623	888,037	898,650	881,339	864,373	(3)	—	883,130	834,739	6
Allocated capital	48,000	48,000	48,000	48,000	48,000	—	—	48,000	48,000	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer and Small Business Banking	$9,704	9,898	10,400	11,006	11,270	(2)	(14)	$9,704	11,270	(14)
Consumer Lending:
Home Lending	223,525	222,471	222,088	215,858	214,407	—	4	223,525	214,407	4
Credit Card	38,475	35,965	34,075	31,974	31,671	7	21	38,475	31,671	21
Auto	54,281	55,116	56,224	57,652	57,260	(2)	(5)	54,281	57,260	(5)
Personal Lending	14,544	13,902	12,945	12,068	11,966	5	22	14,544	11,966	22
Total loans	$340,529	337,352	335,732	328,558	326,574	1	4	$340,529	326,574	4
Total deposits	859,695	886,991	892,373	909,896	883,674	(3)	(3)	859,695	883,674	(3)

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	8.3%	9.4	11.1	14.4	14.8			10.8%	17.2
Efficiency ratio (2)	75	73	71	75	70			73	71
Retail bank branches (#)	4,598	4,612	4,660	4,705	4,777	—%	(4)	4,598	4,777	(4)%
Digital active customers (# in millions) (3)	33.5	33.6	33.4	33.7	33.0	—	2	33.5	33.0	2
Mobile active customers (# in millions) (3)	28.3	28.3	28.0	27.8	27.3	—	4	28.3	27.3	4

Consumer and Small Business Banking:
Deposit spread (4)	2.4%	2.1	1.7	1.6	1.4			2.0%	1.5
Debit card purchase volume ($ in billions) (5)	$124.0	122.4	125.2	115.0	122.4	1	1	$486.6	471.5	3
Debit card purchase transactions (# in millions) (5)	2,496	2,501	2,517	2,338	2,523	—	(1)	9,852	9,808	—

Home Lending:
Mortgage banking:
Net servicing income	$94	81	77	116	125	16	(25)	$368	35	951
Net gains (losses) on mortgage loan originations/sales	(71)	131	134	538	780	NM	NM	732	4,455	(84)
Total mortgage banking	$23	212	211	654	905	(89)	(97)	$1,100	4,490	(76)

Originations ($ in billions):
Retail	$8.2	12.4	19.6	24.1	32.8	(34)	(75)	$64.3	138.5	(54)
Correspondent	6.4	9.1	14.5	13.8	15.3	(30)	(58)	43.8	66.5	(34)
Total originations	$14.6	21.5	34.1	37.9	48.1	(32)	(70)	$108.1	205.0	(47)

% of originations held for sale (HFS)	60.7%	59.2	46.1	51.4	55.7			52.5%	64.6
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$679.2	687.4	696.9	704.2	716.8	(1)	(5)	$679.2	716.8	(5)
Mortgage servicing rights (MSR) carrying value (period-end)	9,310	9,828	9,163	8,511	6,920	(5)	35	9,310	6,920	35
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.37%	1.43	1.31	1.21	0.97			1.37%	0.97
Home lending loans 30+ days delinquency rate (7)(8)(9)	0.31	0.29	0.28	0.29	0.39			0.31	0.39

Credit Card:
Point of sale (POS) volume ($ in billions)	$32.3	30.7	30.1	26.0	27.5	5	17	$119.1	95.3	25
New accounts (# in thousands)	561	584	524	484	525	(4)	7	2,153	1,640	31
Credit card loans 30+ days delinquency rate	2.08%	1.81	1.54	1.58	1.52			2.08%	1.52
Credit card loans 90+ days delinquency rate	1.01	0.85	0.74	0.78	0.72			1.01	0.72

Auto:
Auto originations ($ in billions)	$5.0	5.4	5.4	7.3	9.4	(7)	(47)	$23.1	33.9	(32)
Auto loans 30+ days delinquency rate (8)	2.64%	2.19	1.95	1.68	1.84			2.64%	1.84

Personal Lending:
New volume ($ in billions)	$3.2	3.5	3.3	2.6	2.7	(9)	19	$12.6	9.8	29
NM – Not meaningful
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Excludes nonaccrual loans.
(9)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due or nonaccrual status.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Income Statement
Net interest income	$2,357	1,991	1,580	1,361	1,273	18%	85	$7,289	4,960	47%
Noninterest income:
Deposit-related fees	237	256	310	328	320	(7)	(26)	1,131	1,285	(12)
Lending-related fees	122	126	122	121	129	(3)	(5)	491	532	(8)
Lease income	176	176	179	179	170	—	4	710	682	4
Other	257	403	301	338	392	(36)	(34)	1,299	1,090	19
Total noninterest income	792	961	912	966	1,011	(18)	(22)	3,631	3,589	1
Total revenue	3,149	2,952	2,492	2,327	2,284	7	38	10,920	8,549	28
Net charge-offs	32	(3)	4	(29)	(7)	NM	557	4	101	(96)
Change in the allowance for credit losses	(75)	(165)	17	(315)	(377)	55	80	(538)	(1,601)	66
Provision for credit losses	(43)	(168)	21	(344)	(384)	74	89	(534)	(1,500)	64
Noninterest expense	1,523	1,526	1,478	1,531	1,393	—	9	6,058	5,862	3
Income before income tax expense	1,669	1,594	993	1,140	1,275	5	31	5,396	4,187	29
Income tax expense	428	409	249	280	318	5	35	1,366	1,045	31
Less: Net income from noncontrolling interests	3	3	3	3	3	—	—	12	8	50
Net income	$1,238	1,182	741	857	954	5	30	$4,018	3,134	28

Revenue by Line of Business
Middle Market Banking	$2,076	1,793	1,459	1,246	1,167	16	78	$6,574	4,642	42
Asset-Based Lending and Leasing	1,073	1,159	1,033	1,081	1,117	(7)	(4)	4,346	3,907	11
Total revenue	$3,149	2,952	2,492	2,327	2,284	7	38	$10,920	8,549	28

Revenue by Product
Lending and leasing	$1,357	1,333	1,308	1,255	1,236	2	10	$5,253	4,835	9
Treasury management and payments	1,519	1,242	943	779	711	22	114	4,483	2,825	59
Other	273	377	241	293	337	(28)	(19)	1,184	889	33
Total revenue	$3,149	2,952	2,492	2,327	2,284	7	38	$10,920	8,549	28

Selected Metrics
Return on allocated capital	24.2%	23.1	14.3	16.9	18.5			19.7%	15.1
Efficiency ratio	48	52	59	66	61			55	69
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$159,236	150,365	143,833	135,792	125,011	6%	27	$147,379	120,396	22%
Commercial real estate	45,551	45,121	44,790	45,053	45,755	1	—	45,130	47,018	(4)
Lease financing and other	13,635	13,511	13,396	13,550	13,855	1	(2)	13,523	13,823	(2)
Total loans	$218,422	208,997	202,019	194,395	184,621	5	18	$206,032	181,237	14

Loans by Line of Business:
Middle Market Banking	$119,740	117,031	113,033	108,583	103,594	2	16	$114,634	102,882	11
Asset-Based Lending and Leasing	98,682	91,966	88,986	85,812	81,027	7	22	91,398	78,355	17
Total loans	$218,422	208,997	202,019	194,395	184,621	5	18	$206,032	181,237	14

Total deposits	175,442	180,231	188,286	200,699	207,678	(3)	(16)	186,079	197,269	(6)
Allocated capital	19,500	19,500	19,500	19,500	19,500	—	—	19,500	19,500	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$163,797	155,400	146,656	140,932	131,078	5	25	$163,797	131,078	25
Commercial real estate	45,816	45,540	44,992	44,428	45,467	1	1	45,816	45,467	1
Lease financing and other	13,916	13,645	13,593	13,473	13,803	2	1	13,916	13,803	1
Total loans	$223,529	214,585	205,241	198,833	190,348	4	17	$223,529	190,348	17

Loans by Line of Business:
Middle Market Banking	$121,192	118,627	116,064	110,258	106,834	2	13	$121,192	106,834	13
Asset-Based Lending and Leasing	102,337	95,958	89,177	88,575	83,514	7	23	102,337	83,514	23
Total loans	$223,529	214,585	205,241	198,833	190,348	4	17	$223,529	190,348	17

Total deposits	173,942	172,727	183,145	195,549	205,428	1	(15)	173,942	205,428	(15)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Income Statement
Net interest income	$2,416	2,270	2,057	1,990	1,982	6%	22	$8,733	7,410	18%
Noninterest income:
Deposit-related fees	240	255	280	293	283	(6)	(15)	1,068	1,112	(4)
Lending-related fees	191	198	195	185	192	(4)	(1)	769	761	1
Investment banking fees	331	392	307	462	678	(16)	(51)	1,492	2,405	(38)
Net gains (losses) from trading activities	606	674	378	228	(174)	(10)	448	1,886	272	593
Other	355	271	356	312	551	31	(36)	1,294	1,879	(31)
Total noninterest income	1,723	1,790	1,516	1,480	1,530	(4)	13	6,509	6,429	1
Total revenue	4,139	4,060	3,573	3,470	3,512	2	18	15,242	13,839	10
Net charge-offs	10	(16)	(11)	(31)	8	163	25	(48)	(22)	NM
Change in the allowance for credit losses	31	48	(51)	(165)	(202)	(35)	115	(137)	(1,417)	90
Provision for credit losses	41	32	(62)	(196)	(194)	28	121	(185)	(1,439)	87
Noninterest expense	1,837	1,900	1,840	1,983	1,765	(3)	4	7,560	7,200	5
Income before income tax expense	2,261	2,128	1,795	1,683	1,941	6	16	7,867	8,078	(3)
Income tax expense	569	536	459	425	488	6	17	1,989	2,019	(1)
Less: Net loss from noncontrolling interests	—	—	—	—	(1)	—	100	—	(3)	100
Net income	$1,692	1,592	1,336	1,258	1,454	6	16	$5,878	6,062	(3)

Revenue by Line of Business
Banking:
Lending	$593	580	528	521	519	2	14	$2,222	1,948	14
Treasury Management and Payments	738	670	529	432	373	10	98	2,369	1,468	61
Investment Banking	317	336	222	331	464	(6)	(32)	1,206	1,654	(27)
Total Banking	1,648	1,586	1,279	1,284	1,356	4	22	5,797	5,070	14
Commercial Real Estate	1,267	1,212	1,060	995	1,095	5	16	4,534	3,963	14
Markets:
Fixed Income, Currencies, and Commodities (FICC)	935	914	934	877	794	2	18	3,660	3,710	(1)
Equities	279	316	253	267	205	(12)	36	1,115	897	24
Credit Adjustment (CVA/DVA) and Other	(35)	17	13	25	13	NM	NM	20	91	(78)
Total Markets	1,179	1,247	1,200	1,169	1,012	(5)	17	4,795	4,698	2
Other	45	15	34	22	49	200	(8)	116	108	7
Total revenue	$4,139	4,060	3,573	3,470	3,512	2	18	$15,242	13,839	10

Selected Metrics
Return on allocated capital	17.7%	16.6	13.8	13.2	16.0			15.3%	16.9
Efficiency ratio	44	47	51	57	50			50	52
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$196,697	205,185	200,527	191,152	182,778	(4)%	8	$198,424	170,713	16%
Commercial real estate	101,553	101,055	98,167	93,346	89,216	—	14	98,560	86,323	14
Total loans	$298,250	306,240	298,694	284,498	271,994	(3)	10	$296,984	257,036	16

Loans by Line of Business:
Banking	$104,187	109,909	109,123	102,485	101,589	(5)	3	$106,440	93,766	14
Commercial Real Estate	137,680	137,568	133,212	126,248	116,630	—	18	133,719	110,978	20
Markets	56,383	58,763	56,359	55,765	53,775	(4)	5	56,825	52,292	9
Total loans	$298,250	306,240	298,694	284,498	271,994	(3)	10	$296,984	257,036	16
Trading-related assets:
Trading account securities	$111,803	110,919	110,499	115,687	118,147	1	(5)	$112,213	110,386	2
Reverse repurchase agreements/securities borrowed	52,814	45,486	48,909	54,832	53,526	16	(1)	50,491	59,044	(14)
Derivative assets	24,556	28,050	30,845	26,244	24,267	(12)	1	27,421	25,315	8
Total trading-related assets	$189,173	184,455	190,253	196,763	195,940	3	(3)	$190,125	194,745	(2)
Total assets	553,308	560,509	564,306	551,404	543,946	(1)	2	557,396	523,344	7
Total deposits	156,205	156,830	164,860	169,181	182,101	—	(14)	161,720	189,176	(15)
Allocated capital	36,000	36,000	36,000	36,000	34,000	—	6	36,000	34,000	6

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$196,529	198,253	207,414	194,201	191,391	(1)	3	$196,529	191,391	3
Commercial real estate	101,848	101,440	100,872	96,426	92,983	—	10	101,848	92,983	10
Total loans	$298,377	299,693	308,286	290,627	284,374	—	5	$298,377	284,374	5

Loans by Line of Business:
Banking	$101,183	103,809	111,639	107,081	101,926	(3)	(1)	$101,183	101,926	(1)
Commercial Real Estate	137,495	137,077	137,083	129,375	125,926	—	9	137,495	125,926	9
Markets	59,699	58,807	59,564	54,171	56,522	2	6	59,699	56,522	6
Total loans	$298,377	299,693	308,286	290,627	284,374	—	5	$298,377	284,374	5
Trading-related assets:
Trading account securities	$111,801	113,488	109,634	113,763	108,697	(1)	3	$111,801	108,697	3
Reverse repurchase agreements/securities borrowed	55,407	44,194	42,696	57,579	55,973	25	(1)	55,407	55,973	(1)
Derivative assets	22,218	28,545	24,540	26,695	21,398	(22)	4	22,218	21,398	4
Total trading-related assets	$189,426	186,227	176,870	198,037	186,068	2	2	$189,426	186,068	2
Total assets	550,177	550,695	567,733	564,976	546,549	—	1	550,177	546,549	1
Total deposits	157,217	154,550	162,439	168,467	168,609	2	(7)	157,217	168,609	(7)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions, unless otherwise noted)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Income Statement
Net interest income	$1,124	1,088	916	799	666	3%	69	$3,927	2,570	53%
Noninterest income:
Investment advisory and other asset-based fees	1,999	2,066	2,306	2,476	2,429	(3)	(18)	8,847	9,574	(8)
Commissions and brokerage services fees	532	486	459	454	484	9	10	1,931	2,010	(4)
Other	40	25	24	28	69	60	(42)	117	192	(39)
Total noninterest income	2,571	2,577	2,789	2,958	2,982	—	(14)	10,895	11,776	(7)
Total revenue	3,695	3,665	3,705	3,757	3,648	1	1	14,822	14,346	3
Net charge-offs	(2)	(1)	—	(4)	19	(100)	NM	(7)	10	NM
Change in the allowance for credit losses	13	9	(7)	(33)	(22)	44	159	(18)	(105)	83
Provision for credit losses	11	8	(7)	(37)	(3)	38	467	(25)	(95)	74
Noninterest expense	2,731	2,796	2,911	3,175	2,898	(2)	(6)	11,613	11,734	(1)
Income before income tax expense	953	861	801	619	753	11	27	3,234	2,707	19
Income tax expense	238	222	198	154	189	7	26	812	680	19
Net income	$715	639	603	465	564	12	27	$2,422	2,027	19

Selected Metrics
Return on allocated capital	31.9%	28.4	27.1	21.0	25.0			27.1%	22.6
Efficiency ratio	74	76	79	85	79			78	82
Advisory assets ($ in billions)	$797	756	800	912	964	5	(17)	$797	964	(17)
Other brokerage assets and deposits ($ in billions)	1,064	1,003	1,035	1,168	1,219	6	(13)	1,064	1,219	(13)
Total client assets ($ in billions)	$1,861	1,759	1,835	2,080	2,183	6	(15)	$1,861	2,183	(15)
Annualized revenue per advisor ($ in thousands) (1)	1,230	1,212	1,213	1,221	1,171	1	5	1,219	1,114	9
Total financial and wealth advisors (#) (period-end)	12,027	12,011	12,184	12,250	12,367	—	(3)	12,027	12,367	(3)

Selected Balance Sheet Data (average)
Total loans	$84,760	85,472	85,912	84,765	84,007	(1)	1	$85,228	82,364	3
Total deposits	142,230	158,367	173,670	185,814	180,939	(10)	(21)	164,883	176,562	(7)
Allocated capital	8,750	8,750	8,750	8,750	8,750	—	—	8,750	8,750	—

Selected Balance Sheet Data (period-end)
Total loans	$84,273	85,180	85,342	84,688	84,101	(1)	—	84,273	84,101	—
Total deposits	138,760	148,890	165,633	183,727	192,548	(7)	(28)	138,760	192,548	(28)
NM – Not meaningful
(1)Represents annualized segment total revenue divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Dec 31, 2022 % Change from		Year ended
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Income Statement
Net interest income	$78	(248)	(619)	(818)	(420)	131%	119	$(1,607)	(1,541)	(4)%
Noninterest income	(367)	284	(114)	806	3,540	NM	NM	609	10,036	(94)
Total revenue	(289)	36	(733)	(12)	3,120	NM	NM	(998)	8,495	NM
Net charge-offs	(5)	(16)	(6)	(6)	(5)	69	—	(33)	54	NM
Change in the allowance for credit losses	17	11	21	(14)	8	55	113	35	3	NM
Provision for credit losses	12	(5)	15	(20)	3	340	300	2	57	(96)
Noninterest expense	3,023	1,347	618	786	1,016	124	198	5,774	4,387	32
Income (loss) before income tax expense (benefit)	(3,324)	(1,306)	(1,366)	(778)	2,101	NM	NM	(6,774)	4,051	NM
Income tax expense (benefit)	(1,227)	(189)	(242)	(227)	538	NM	NM	(1,885)	596	NM
Less: Net income (loss) from noncontrolling interests	(239)	(31)	(170)	128	647	NM	NM	(312)	1,685	NM
Net income (loss)	$(1,858)	(1,086)	(954)	(679)	916	(71)	NM	$(4,577)	1,770	NM

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$130,329	134,725	145,637	178,747	216,156	(3)	(40)	$147,192	236,124	(38)
Available-for-sale debt securities	102,650	110,575	127,997	156,756	169,953	(7)	(40)	124,308	181,841	(32)
Held-to-maturity debt securities	295,494	297,335	291,710	275,510	262,969	(1)	12	290,087	244,735	19
Equity securities	15,918	15,423	15,681	15,760	15,172	3	5	15,695	12,720	23
Total loans	9,088	9,112	9,083	9,292	9,006	—	1	9,143	9,766	(6)
Total assets	605,526	617,713	642,606	687,341	727,818	(2)	(17)	638,017	743,089	(14)
Total deposits	41,959	24,386	20,327	27,039	34,936	72	20	28,457	40,066	(29)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$127,106	141,743	123,872	175,201	209,696	(10)	(39)	$127,106	209,696	(39)
Available-for-sale debt securities	102,669	104,726	114,469	157,164	165,926	(2)	(38)	102,669	165,926	(38)
Held-to-maturity debt securities	294,141	297,530	298,895	277,965	269,285	(1)	9	294,141	269,285	9
Equity securities	15,508	15,581	15,004	16,137	16,549	—	(6)	15,508	16,549	(6)
Total loans	9,163	9,096	9,133	9,101	9,997	1	(8)	9,163	9,997	(8)
Total assets	601,214	615,408	611,658	682,912	721,335	(2)	(17)	601,214	721,335	(17)
Total deposits	54,371	34,993	21,563	23,715	32,220	55	69	54,371	32,220	69
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Dec 31, 2022 $ Change from
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021
Period-End Loans
Commercial and industrial	$386,806	379,694	380,235	362,137	350,436	7,112	36,370
Commercial real estate	155,802	155,659	155,154	150,108	147,825	143	7,977
Lease financing	14,908	14,617	14,530	14,469	14,859	291	49
Total commercial	557,516	549,970	549,919	526,714	513,120	7,546	44,396
Residential mortgage	269,117	268,065	267,545	260,634	258,888	1,052	10,229
Credit card	46,293	43,558	41,222	38,639	38,453	2,735	7,840
Auto	53,669	54,545	55,658	57,083	56,659	(876)	(2,990)
Other consumer	29,276	29,768	29,390	28,737	28,274	(492)	1,002
Total consumer	398,355	395,936	393,815	385,093	382,274	2,419	16,081
Total loans	$955,871	945,906	943,734	911,807	895,394	9,965	60,477

Average Loans
Commercial and industrial	$381,889	381,375	370,615	353,829	335,752	514	46,137
Commercial real estate	155,674	155,291	152,456	147,723	144,606	383	11,068
Lease financing	14,656	14,526	14,445	14,586	15,227	130	(571)
Total commercial	552,219	551,192	537,516	516,138	495,585	1,027	56,634
Residential mortgage	268,232	267,609	263,877	258,900	259,832	623	8,400
Credit card	44,829	42,407	39,614	38,164	37,041	2,422	7,788
Auto	53,917	54,874	56,262	56,701	55,161	(957)	(1,244)
Other consumer	29,320	29,383	29,298	28,102	27,417	(63)	1,903
Total consumer	396,298	394,273	389,051	381,867	379,451	2,025	16,847
Total loans	$948,517	945,465	926,567	898,005	875,036	3,052	73,481

Average Interest Rates
Commercial and industrial	5.41%	4.13	2.92	2.41	2.45
Commercial real estate	5.45	4.23	3.08	2.74	2.70
Lease financing	4.45	3.76	4.24	4.24	4.27
Total commercial	5.40	4.14	3.00	2.56	2.58
Residential mortgage	3.38	3.27	3.20	3.20	3.33
Credit card	12.00	11.51	11.13	11.32	11.25
Auto	4.46	4.27	4.18	4.17	4.37
Other consumer	6.89	5.58	4.26	3.69	3.67
Total consumer	4.76	4.47	4.23	4.20	4.28
Total loans	5.13%	4.28	3.52	3.25	3.32

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Mar 31, 2022		Dec 31, 2021		Dec 31, 2022 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Sep 30, 2022	Dec 31, 2021
By product:
Commercial and industrial	$66	0.07%	$13	0.01%	$27	0.03%	$(23)	(0.03)%	$3	—%	$53	63
Commercial real estate	10	0.03	(12)	(0.03)	(4)	(0.01)	(5)	(0.01)	22	0.06	22	(12)
Lease financing	3	0.06	5	0.15	—	—	(1)	(0.02)	3	0.09	(2)	—
Total commercial	79	0.06	6	—	23	0.02	(29)	(0.02)	28	0.02	73	51
Residential mortgage	(12)	(0.02)	(14)	(0.02)	(16)	(0.03)	(21)	(0.03)	118	0.18	2	(130)
Credit card	274	2.42	202	1.90	199	2.02	176	1.87	150	1.61	72	124
Auto	137	1.00	121	0.87	68	0.49	96	0.68	58	0.41	16	79
Other consumer	82	1.13	84	1.13	70	0.98	83	1.20	67	0.96	(2)	15
Total consumer	481	0.48	393	0.40	321	0.33	334	0.35	393	0.41	88	88
Total net charge-offs	$560	0.23%	$399	0.17%	$344	0.15%	$305	0.14%	$421	0.19%	$161	139
By segment:
Consumer Banking and Lending	$525	0.62%	$435	0.51%	$358	0.43%	$375	0.47%	$410	0.50%	$90	115
Commercial Banking	32	0.06	(3)	(0.01)	3	0.01	(29)	(0.06)	(9)	(0.02)	35	41
Corporate and Investing Banking	10	0.01	(16)	(0.02)	(11)	(0.01)	(31)	(0.04)	8	0.01	26	2
Wealth and Investment Management	(2)	(0.01)	(1)	—	—	—	(4)	(0.02)	18	0.09	(1)	(20)
Corporate	(5)	(0.22)	(16)	(0.70)	(6)	(0.26)	(6)	(0.26)	(6)	(0.26)	11	1
Total net charge-offs	$560	0.23%	$399	0.17%	$344	0.15%	$305	0.14%	$421	0.19%	$161	139
(1)Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Dec 31, 2022 $ Change from
($ in millions)	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021
Balance, beginning of period	$13,225	12,884	12,681	13,788	14,705	341	(1,480)
Provision for credit losses	968	773	578	(775)	(464)	195	1,432
Interest income on certain loans (1)	(26)	(26)	(27)	(29)	(33)	—	7
Net loan charge-offs:
Commercial and industrial	(66)	(13)	(27)	23	(3)	(53)	(63)
Commercial real estate	(10)	12	4	5	(22)	(22)	12
Lease financing	(3)	(5)	—	1	(3)	2	—
Total commercial	(79)	(6)	(23)	29	(28)	(73)	(51)
Residential mortgage	12	14	16	21	(118)	(2)	130
Credit card	(274)	(202)	(199)	(176)	(150)	(72)	(124)
Auto	(137)	(121)	(68)	(96)	(58)	(16)	(79)
Other consumer	(82)	(84)	(70)	(83)	(67)	2	(15)
Total consumer	(481)	(393)	(321)	(334)	(393)	(88)	(88)
Net loan charge-offs	(560)	(399)	(344)	(305)	(421)	(161)	(139)
Other	2	(7)	(4)	2	1	9	1
Balance, end of period	$13,609	13,225	12,884	12,681	13,788	384	(179)
Components:
Allowance for loan losses	$12,985	12,571	11,786	11,504	12,490	414	495
Allowance for unfunded credit commitments	624	654	1,098	1,177	1,298	(30)	(674)
Allowance for credit losses for loans	$13,609	13,225	12,884	12,681	13,788	384	(179)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	5.85x	7.94	8.54	9.31	7.49
Allowance for loan losses as a percentage of:
Total loans	1.36%	1.33	1.25	1.26	1.39
Nonaccrual loans	231	225	197	167	173
Allowance for credit losses for loans as a percentage of:
Total loans	1.42	1.40	1.37	1.39	1.54
Nonaccrual loans	242	237	215	185	191
(1)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Mar 31, 2022		Dec 31, 2021
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,507	1.17%	$4,547	1.20%	$4,620	1.22%	$4,625	1.28%	$4,873	1.39%
Commercial real estate	2,231	1.43	2,233	1.43	2,188	1.41	2,249	1.50	2,516	1.70
Lease financing	218	1.46	211	1.44	274	1.89	274	1.89	402	2.71
Total commercial	6,956	1.25	6,991	1.27	7,082	1.29	7,148	1.36	7,791	1.52
Residential mortgage (1)	1,096	0.41	1,001	0.37	1,018	0.38	929	0.36	1,286	0.50
Credit card	3,567	7.71	3,364	7.72	3,253	7.89	3,094	8.01	3,290	8.56
Auto	1,380	2.57	1,340	2.46	1,045	1.88	1,030	1.80	928	1.64
Other consumer	610	2.08	529	1.78	486	1.65	480	1.67	493	1.74
Total consumer	6,653	1.67	6,234	1.57	5,802	1.47	5,533	1.44	5,997	1.57
Total allowance for credit losses for loans	$13,609	1.42%	$13,225	1.40%	$12,884	1.37%	$12,681	1.39%	$13,788	1.54%
By segment:
Consumer Banking and Lending	$7,394	2.17%	$7,002	2.08%	$6,540	1.95%	$6,305	1.92%	$6,891	2.11%
Commercial Banking	2,397	1.07	2,477	1.15	2,644	1.29	2,631	1.32	2,950	1.55
Corporate and Investing Banking	3,552	1.19	3,517	1.17	3,480	1.13	3,532	1.22	3,705	1.30
Wealth and Investment Management	253	0.30	240	0.28	231	0.27	238	0.28	271	0.32
Corporate	13	0.14	(11)	(0.12)	(11)	(0.12)	(25)	(0.27)	(29)	(0.29)
Total allowance for credit losses for loans	$13,609	1.42%	$13,225	1.40%	$12,884	1.37%	$12,681	1.39%	$13,788	1.54%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Dec 31, 2022		Sep 30, 2022		Jun 30, 2022		Mar 31, 2022		Dec 31, 2021		Dec 31, 2022 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Sep 30, 2022	Dec 31, 2021
By product:
Nonaccrual loans:
Commercial and industrial	$746	0.19%	$742	0.20%	$722	0.19%	$799	0.22%	$980	0.28%	$4	(234)
Commercial real estate	958	0.61	853	0.55	901	0.58	1,037	0.69	1,248	0.84	105	(290)
Lease financing	119	0.80	108	0.74	96	0.66	117	0.81	148	1.00	11	(29)
Total commercial	1,823	0.33	1,703	0.31	1,719	0.31	1,953	0.37	2,376	0.46	120	(553)
Residential mortgage (1)	3,611	1.34	3,677	1.37	4,051	1.51	4,675	1.79	4,604	1.78	(66)	(993)
Auto	153	0.29	171	0.31	188	0.34	208	0.36	198	0.35	(18)	(45)
Other consumer	39	0.13	36	0.12	35	0.12	35	0.12	34	0.12	3	5
Total consumer	3,803	0.95	3,884	0.98	4,274	1.09	4,918	1.28	4,836	1.27	(81)	(1,033)
Total nonaccrual loans	5,626	0.59	5,587	0.59	5,993	0.64	6,871	0.75	7,212	0.81	39	(1,586)
Foreclosed assets	137		125		130		130		112		12	25
Total nonperforming assets	$5,763	0.60%	$5,712	0.60%	$6,123	0.65%	$7,001	0.77%	$7,324	0.82%	$51	(1,561)
By segment:
Consumer Banking and Lending	$3,747	1.10%	$3,811	1.13%	$4,179	1.24%	$4,754	1.45%	$4,672	1.43%	$(64)	(925)
Commercial Banking	1,029	0.46	1,025	0.48	1,065	0.52	1,242	0.62	1,520	0.80	4	(491)
Corporate and Investing Banking	764	0.26	673	0.22	646	0.21	706	0.24	778	0.27	91	(14)
Wealth and Investment Management	199	0.24	203	0.24	233	0.27	299	0.35	354	0.42	(4)	(155)
Corporate	24	0.26	—	—	—	—	—	—	—	—	24	24
Total nonperforming assets	$5,763	0.60%	$5,712	0.60%	$6,123	0.65%	$7,001	0.77%	$7,324	0.82%	$51	(1,561)
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Dec 31, 2022				Sep 30, 2022				Dec 31, 2021
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Financials except banks	$44	147,171	15%	$247,936	$53	144,595	15%	$248,059	$104	142,283	16%	$236,133
Technology, telecom and media	31	27,767	3	78,230	69	27,892	3	67,050	64	23,345	3	62,984
Real estate and construction	73	24,478	3	57,138	65	25,572	3	59,197	78	25,035	3	55,304
Equipment, machinery and parts manufacturing	83	23,675	2	54,807	14	22,915	2	46,784	24	18,130	2	43,729
Retail	47	19,487	2	54,260	49	19,673	2	45,653	27	17,645	2	41,344
Materials and commodities	86	16,610	2	41,707	78	17,026	2	40,173	32	14,684	2	36,660
Oil, gas and pipelines	55	9,991	1	39,329	55	9,858	1	30,897	197	8,828	*	28,978
Food and beverage manufacturing	17	17,393	2	35,094	18	15,659	2	34,794	7	13,242	1	30,882
Health care and pharmaceuticals	21	14,861	2	30,463	21	14,472	2	29,207	24	12,847	1	28,808
Auto related	10	13,168	1	28,545	9	12,137	1	27,262	31	10,629	1	25,735
Commercial services	50	11,418	1	27,989	28	10,818	1	25,676	78	10,492	1	24,617
Utilities	18	9,457	*	26,918	61	8,848	*	26,090	77	6,982	*	22,406
Entertainment and recreation	28	13,085	1	24,535	35	11,407	1	17,812	23	9,907	1	17,893
Diversified or miscellaneous	2	8,161	*	22,432	11	8,219	*	21,009	3	7,493	*	18,317
Banks	—	14,403	2	16,733	—	15,575	2	17,694	—	16,178	2	16,612
Transportation services	237	8,389	*	16,342	226	7,817	*	15,405	288	8,162	*	14,710
Insurance and fiduciaries	1	4,691	*	15,741	1	4,515	*	15,630	1	3,387	*	13,993
Agribusiness	24	6,180	*	14,063	25	6,301	*	11,417	35	6,086	*	11,576
Government and education	25	6,482	*	12,590	16	6,578	*	12,657	5	5,863	*	11,193
Other	13	4,847	*	14,325	16	4,434	*	11,677	30	4,077	*	11,583
Total	$865	401,714	42%	$859,177	$850	394,311	42%	$804,143	$1,128	365,295	41%	$753,457
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Dec 31, 2022				Sep 30, 2022				Dec 31, 2021
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$8	39,743	4%	$51,567	$9	38,855	4%	$51,565	$13	31,901	4%	$42,119
Office buildings	186	36,144	4	40,827	173	35,194	4	40,411	134	36,736	4	42,781
Industrial/warehouse	42	20,634	2	24,546	44	19,453	2	24,465	78	17,714	2	20,967
Hotel/motel	153	12,751	1	13,758	153	13,144	1	14,030	254	12,764	1	13,179
Retail (excluding shopping center)	199	11,753	1	12,486	87	11,853	1	12,576	135	12,450	1	13,014
Shopping center	259	9,534	*	10,131	253	9,825	1	10,434	422	10,448	1	11,082
Institutional	33	7,725	*	9,178	34	7,987	*	9,411	51	7,743	*	9,588
Mixed use properties	54	5,887	*	7,139	57	7,356	*	8,688	81	6,303	*	10,718
Collateral pool	—	3,062	*	3,662	—	3,305	*	3,804	—	3,509	*	4,106
Storage facility	—	2,929	*	3,201	—	2,877	*	3,110	—	2,257	*	2,742
Other	24	5,640	*	8,825	43	5,810	*	8,866	80	6,000	*	8,987
Total	$958	155,802	16%	$185,320	$853	155,659	16%	$187,360	$1,248	147,825	17%	$179,283
*Less than 1%.
(1)Our commercial real estate loan portfolio is comprised of commercial real estate mortgage and commercial real estate construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Dec 31, 2022 % Change from
(in millions, except ratios)		Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021
Tangible book value per common share:
Total equity		$181,875	178,409	179,793	181,689	190,110	2%	(4)
Adjustments:
Preferred stock (1)		(19,448)	(20,057)	(20,057)	(20,057)	(20,057)	3	3
Additional paid-in capital on preferred stock (1)		173	136	135	136	136	27	27
Unearned Employee Stock Ownership Plan (ESOP) shares (1)		—	646	646	646	646	(100)	(100)
Noncontrolling interests		(1,986)	(2,220)	(2,261)	(2,446)	(2,504)	11	21
Total common stockholders' equity	(A)	160,614	156,914	158,256	159,968	168,331	2	(5)
Adjustments:
Goodwill		(25,173)	(25,172)	(25,178)	(25,181)	(25,180)	—	—
Certain identifiable intangible assets (other than MSRs)		(152)	(171)	(191)	(210)	(225)	11	32
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,427)	(2,378)	(2,307)	(2,304)	(2,437)	(2)	—
Applicable deferred taxes related to goodwill and other intangible assets (2)		890	889	880	871	765	—	16
Tangible common equity	(B)	$133,752	130,082	131,460	133,144	141,254	3	(5)
Common shares outstanding	(C)	3,833.8	3,795.4	3,793.0	3,789.9	3,885.8	1	(1)
Book value per common share	(A)/(C)	$41.89	41.34	41.72	42.21	43.32	1	(3)
Tangible book value per common share	(B)/(C)	34.89	34.27	34.66	35.13	36.35	2	(4)
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Dec 31, 2022 % Change from		Year ended
(in millions, except ratios)		Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$2,585	3,250	2,839	3,393	5,470	(20)%	(53)	$12,067	20,256	(40)%
Average total equity		182,549	183,037	181,016	186,337	190,744	—	(4)	183,224	191,219	(4)
Adjustments:
Preferred stock (1)		(19,553)	(20,057)	(20,057)	(20,057)	(20,267)	3	4	(19,930)	(21,151)	(6)
Additional paid-in capital on preferred stock (1)		166	135	135	134	120	23	38	143	137	4
Unearned ESOP shares (1)		112	646	646	646	872	(83)	(87)	512	874	(41)
Noncontrolling interests		(2,185)	(2,258)	(2,386)	(2,468)	(2,119)	3	(3)	(2,323)	(1,601)	45
Average common stockholders’ equity	(B)	161,089	161,503	159,354	164,592	169,350	—	(5)	161,626	169,478	(5)
Adjustments:
Goodwill		(25,173)	(25,177)	(25,179)	(25,180)	(25,569)	—	2	(25,177)	(26,087)	(3)
Certain identifiable intangible assets (other than MSRs)		(160)	(181)	(200)	(218)	(246)	12	35	(190)	(294)	(35)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,378)	(2,359)	(2,304)	(2,395)	(2,309)	(1)	(3)	(2,359)	(2,226)	6
Applicable deferred taxes related to goodwill and other intangible assets (2)		890	886	877	803	848	—	5	864	867	—
Average tangible common equity	(C)	$134,268	134,672	132,548	137,602	142,074	—	(5)	$134,764	141,738	(5)
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	6.4%	8.0	7.1	8.4	12.8			7.5%	12.0
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	7.6	9.6	8.6	10.0	15.3			9.0	14.3
(1)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Dec 31, 2022 % Change from
($ in billions)		Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021
Total equity		$181.9	178.4	179.8	181.7	190.1	2%	(4)
Adjustments:
Preferred stock (2)		(19.4)	(20.1)	(20.1)	(20.1)	(20.1)	3	3
Additional paid-in capital on preferred stock (2)		0.1	0.1	0.2	0.1	0.1	(46)	(46)
Unearned ESOP shares (2)		—	0.7	0.7	0.7	0.7	(100)	(100)
Noncontrolling interests		(2.0)	(2.2)	(2.3)	(2.4)	(2.5)	11	21
Total common stockholders' equity		160.6	156.9	158.3	160.0	168.3	2	(5)
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	11	32
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.4)	(2.4)	(2.3)	(2.3)	(2.4)	(2)	—
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.9	0.8	—	16
Current expected credit loss (CECL) transition provision (4)		0.2	0.2	0.2	0.2	0.2	—	(25)
Other		(0.4)	(0.4)	(1.6)	(1.1)	(0.9)	—	52
Common Equity Tier 1	(A)	133.5	129.8	130.1	132.3	140.6	3	(5)
Preferred stock (2)		19.4	20.1	20.1	20.1	20.1	(3)	(3)
Additional paid-in capital on preferred stock (2)		(0.1)	(0.1)	(0.2)	(0.1)	(0.2)	—	50
Unearned ESOP shares (2)		—	(0.7)	(0.7)	(0.7)	(0.6)	100	100
Other		(0.2)	(0.3)	(0.2)	(0.3)	(0.2)	27	5
Total Tier 1 capital	(B)	152.6	148.8	149.1	151.3	159.7	3	(4)
Long-term debt and other instruments qualifying as Tier 2		20.5	20.6	21.6	22.3	22.7	—	(10)
Qualifying allowance for credit losses (5)		14.0	13.6	13.2	13.0	14.1	3	(1)
Other		(0.3)	(0.3)	(0.3)	(0.3)	(0.2)	(10)	(57)
Total qualifying capital	(C)	$186.8	182.7	183.6	186.3	196.3	2	(5)

Total risk-weighted assets (RWAs)	(D)	$1,259.7	1,255.6	1,253.6	1,265.5	1,239.0	—	2

Common Equity Tier 1 to total RWAs	(A)/(D)	10.6%	10.3	10.4	10.5	11.4
Tier 1 capital to total RWAs	(B)/(D)	12.1	11.9	11.9	12.0	12.9
Total capital to total RWAs	(C)/(D)	14.8	14.6	14.6	14.7	15.8
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(5)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Dec 31, 2022 % Change from
($ in billions)		Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2022	Dec 31, 2021
Total equity		$181.9	178.4	179.8	181.7	190.1	2%	(4)
Adjustments:
Preferred stock (2)		(19.4)	(20.1)	(20.1)	(20.1)	(20.1)	3	3
Additional paid-in capital on preferred stock (2)		0.1	0.1	0.2	0.1	0.2	(46)	(69)
Unearned ESOP shares (2)		—	0.7	0.7	0.7	0.6	(100)	(100)
Noncontrolling interests		(2.0)	(2.2)	(2.3)	(2.4)	(2.5)	11	21
Total common stockholders' equity		160.6	156.9	158.3	160.0	168.3	2	(5)
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)	—	—
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	11	32
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.4)	(2.4)	(2.3)	(2.3)	(2.4)	(2)	—
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.9	0.8	—	16
CECL transition provision (4)		0.2	0.2	0.2	0.2	0.2	—	(25)
Other		(0.4)	(0.4)	(1.6)	(1.1)	(0.9)	—	52
Common Equity Tier 1	(A)	133.5	129.8	130.1	132.3	140.6	3	(5)
Preferred stock (2)		19.4	20.1	20.1	20.1	20.1	(3)	(3)
Additional paid-in capital on preferred stock (2)		(0.1)	(0.1)	(0.2)	(0.1)	(0.2)	—	50
Unearned ESOP shares (2)		—	(0.7)	(0.7)	(0.7)	(0.6)	100	100
Other		(0.2)	(0.3)	(0.2)	(0.3)	(0.2)	27	5
Total Tier 1 capital	(B)	152.6	148.8	149.1	151.3	159.7	3	(4)
Long-term debt and other instruments qualifying as Tier 2		20.5	20.6	21.6	22.3	22.7	—	(10)
Qualifying allowance for credit losses (5)		4.5	4.4	4.4	4.4	4.4	1	1
Other		(0.3)	(0.3)	(0.3)	(0.3)	(0.2)	(10)	(57)
Total qualifying capital	(C)	$177.3	173.5	174.8	177.7	186.6	2	(5)

Total RWAs	(D)	$1,112.2	1,104.1	1,121.6	1,119.5	1,116.1	1	—

Common Equity Tier 1 to total RWAs	(A)/(D)	12.0%	11.8	11.6	11.8	12.6
Tier 1 capital to total RWAs	(B)/(D)	13.7	13.5	13.3	13.5	14.3
Total capital to total RWAs	(C)/(D)	15.9	15.7	15.6	15.9	16.7
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company’s common stock.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(5)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.